UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 25, 2003



                                 THE 3DO COMPANY
             (Exact name of Registrant as specified in its charter)


         Delaware                      000-21336               94-3177293
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
Incorporation or organization)                            Identification Number)


                                200 Cardinal Way
                             Redwood City, CA 94063
           (Address of principal executive offices including Zip Code)

                                 (650) 385-3000
              (Registrant's telephone number, including area code)

Item 3.  Bankruptcy or Receivership.

         On  May  28,  2003,  The  3DO  Company,  a  Delaware  corporation  (the
"Company"), and The 3DO Company, a California corporation and wholly-owned subsidiary of the Company (the "Subsidiary", and collectively with the Company, the "Debtors"), filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States
Bankruptcy Court for the Northern District of California (the "Bankruptcy Court"). Since that time, the Debtors have continued to manage their properties and operate their businesses in the ordinary course of business as "debtors-in-possession" subject to the supervision and orders of the Bankruptcy Court pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code.

         On July 25, 2003, the Debtors filed their Chapter 11 Monthly Operating Reports with the Bankruptcy Court for the period between May 28, 2003 to June 30, 2003 (the "June Monthly Operating Reports"), copies of which are attached hereto as Exhibits 99.1 and 99.2 and are incorporated by reference herein in their entirety. Copies of any bank statements and tax returns originally filed with the Bankruptcy Court as part of the June Monthly Operating Reports have been omitted.

         THE JUNE MONTHLY  OPERATING  REPORTS CONTAIN  FINANCIAL  STATEMENTS AND
OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS. The Debtors caution readers not to place undue reliance upon the information contained in the June Monthly Operating Reports, which are presented in a format prescribed by the applicable bankruptcy law. The June Monthly Operating Reports are not prepared in accordance with generally accepted accounting principles ("GAAP") and do not accurately reflect the condition of the Debtors on a GAAP basis. The June Monthly Operating Reports are also not presented on a consolidated basis and therefore do not present the consolidated results of the Company and the Subsidiary. The June Monthly Operating Reports also contain information for periods which may be shorter or otherwise different from those contained in previous reports filed by the Company pursuant to the Exchange Act.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statement

         Not applicable.

     (b) Pro Forma Financial Information

         Not applicable.

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


     (c) Exhibits.

     --------------- -----------------------------------------------------------
     Number          Exhibit
     --------------- -----------------------------------------------------------
     99.1            June Monthly Operating Report of the Company.
     --------------- -----------------------------------------------------------
     99.2            June Monthly Operating Report of the Subsidiary.
     --------------- -----------------------------------------------------------


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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  August 1, 2003                   THE 3DO COMPANY



                                        By:
                                            ------------------------------------
                                             David Wittenkamp
                                             Chief Financial Officer

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




                                  EXHIBIT INDEX

     --------------- -----------------------------------------------------------
     Number          Exhibit
     --------------- -----------------------------------------------------------
     99.1            June Monthly Operating Report of the Company.
     --------------- -----------------------------------------------------------
     99.2            June Monthly Operating Report of the Subsidiary.
     --------------- -----------------------------------------------------------




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